                                                                    EXHIBIT 10.4


                                AMENDMENT NO. 10

                            Dated as of June 30, 1999

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


                PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"):

             1. Credit Agreement. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them as amended by this Amendment. The Credit Agreement as modified by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

             2. Amendments. Upon and after the Amendment No. 10 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

                (a) Section 1.01 of the Credit Agreement is hereby amended to

                      (i) include the following new definitions in alphabetical
                          order:

             "Amendment No. 10" shall mean that certain Amendment No. 10 dated as of June 30, 1999, to the Credit Agreement.

             "Amendment No. 10 Effective Date" shall have the meaning ascribed to that term in Amendment No. 10.

             "First PennUnion Amendment" shall mean the Amendment dated June __, 1999, to the Original PennUnion Purchase Contract, in the form attached as Exhibit A to Amendment No. 10, as such Amendment may be amended or modified from time to time after the Amendment No. 10 Effective Date, provided that any such amendment or modification was, in the sound business judgment of the Company and its Board of Directors, in the best interests of the Company, and provided further that any such amendment or modification that reduced the gross cash consideration of $137,000,000 to be received by the Company was consented to in writing by the Majority Banks; and provided further that the Company shall deliver, within two Business Days of the Closing, as that term is defined in the Original PennUnion Purchase Contract, documentation, in form and substance satisfactory to Ernst & Young LLP, evidencing and accounting for all of the deductions to the aggregate gross cash consideration of $137,000,000.

             "Original PennUnion Purchase Contract" shall mean the "PennUnion Purchase Contract", as that term is defined in the PennUnion Consent, as amended by the First PennUnion Amendment.

                      (ii) to amend the following existing definitions to read
                           as follows:

                  "Net Worth" shall mean, for the Company and its Consolidated Subsidiaries, on any date, the sum (determined on a consolidated basis without duplication in accordance with
                  GAAP) of the following:

                     (a) total shareholders' equity, plus

                     (b) to the extent not included in total shareholders'
                  equity, Preferred Stock other than Mandatorily Redeemable
                  Stock,

                  provided that, for purposes of calculating "Net Worth", there shall be excluded from total shareholders' equity unrealized gains and losses on securities available for sale as reflected on such consolidated balance sheet and provided further that up to $23,000,000 in additional non-cash charges for asset impairment provisions and/or special insurance reserving provisions actually incurred will be excluded from the calculation of Net Worth."

                     (b) Section 3.03(c)(ii)(2) shall be amended to replace "$70,000,000" with "the greater of $78,000,000 or actual net cash proceeds less $5,000,000 (such amount to be rounded to the nearest $1,000,000). Calculation of the actual net cash proceeds shall be subject to review by Ernst & Young LLP."

                     (c) Section 8.01(o)(i) of the Credit Agreement shall be amended by adding at the end after the comma "including, but not limited to (x) the First PennUnion Amendment as executed and delivered by the Company, (y) copies of any written communications between the SEC or any Applicable Regulatory Insurance Authority and the Company and/or the purchaser, to the extent such communications have been delivered to or are in the possession of the Company, concerning the PennUnion Sale."

                     (d) Section 8.01(q) of the Credit Agreement shall be amended by adding at the end thereof "provided further that the Company shall provide, within ten Business Days of the end of each month, monthly updates of the Company's monthly cash flow projections reconciling actual expenses to budget, in format and detail comparable to what the Company has previously furnished to the Banks."

                     (e) Section 8.10 of the Credit Agreement shall be amended and restated as follows:

                  "8.10 Leverage Ratio. The Company will not permit the Leverage Ratio to exceed (i) 52% at any time during the quarterly period ending June 30, 1999; (ii) 46% during the quarterly period ending September 30, 1999, (iii) 47% during the quarterly period ending December 31, 1999, and (iv) 48% at any time thereafter."

                     (f) Section 8.13 of the Credit Agreement shall be amended and restated as follows:

                  "8.13 Net Worth. The Company will not permit the Net Worth at any time to be less than (i) $345,000,000 during the quarterly period ending June 30, 1999, (ii) $337,000,000 during the quarterly period ending September 30, 1999, (iii) $327,000,000 during the quarterly period ending December 31, 1999, and (iv) $318,000,000 during the quarterly period ending March 31, 2000, and during each quarterly period thereafter."

                     (k) Section 9(x) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  Unless the Termination Date of the Amended Original PennUnion Purchase Contract shall have occurred prior to August 1, 1999, the Closing (as that term is defined in the Original PennUnion Purchase Contract on the Amendment No. 10 Effective Date) of the First PennUnion Sale shall not have occurred on or before July 31, 1999, or, if such Termination Date shall have occurred prior to August 1, 1999, Closings (as defined in those Contracts) under one or more Other Designated Asset Purchase Contracts shall not have occurred on or before December 31, 1999, as a result of which the Company shall not have received, on or before December 31, 1999, net cash proceeds in an amount not less than $78,000,000 (or such greater or lesser amount as the Majority Banks may have specified in connection with their approval of any such Other Designated Asset Purchase Contract) and the Company shall not have used such proceeds to repay Loans, on or before December 31, 1999, in a principal amount equal to $78,000,000 or such greater or lesser amount (or on such later date or in such lesser amount as may be approved by the Majority Banks); or

             3. Representations and Warranties. In order to induce the Banks to agree to amend the Credit Agreement, the Company hereby represents and warrants as follows:

                (a) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms this Amendment and the Credit Agreement as amended by this Amendment. This Amendment has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Company of this Amendment and the Credit Agreement as amended by this Amendment do not and (absent any change in any Applicable Law or applicable Contract) will not (i) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such approvals or consents required under any Applicable Law or Contract as in effect on the Amendment No. 10 Effective Date, are listed on Schedule 3(a), or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of any such Person under, (A) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or (B) any Applicable Law.

                (b) The copy of the First PennUnion Amendment attached as Schedule A hereto is (i) in substantially the form approved by the Company's Board of Directors at the meeting of the Board of Directors of the Company held on June 13, 1999, and (ii) in the form to be executed by the parties, and the PennUnion Purchase Contract in the form attached has not been amended or modified subsequent to its having been furnished to the Administrative Agent and prior to the Amendment No. 10 Effective Date, except by amendments and modifications of which the Banks have been furnished copies.

                (c) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Amendment No. 10 Effective Date.

             4. Conditions to Effectiveness; Amendment No. 10 Effective Date. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the "Amendment No. 10 Effective Date") as:

                (a) this Amendment has been executed and delivered by the Company, the Majority Banks and the Administrative Agent;

                (b) all amounts payable pursuant to Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full; and

                (c) the Closing, as that term is defined in the Original PennUnion Purchase Contract, shall have occurred on or before July 31, 1999.

             6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

             7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to be duly executed as of the day and year first above written. Execution and delivery by the Majority Banks of Amendment No. 10 shall constitute their consent to the execution and delivery of the First PennUnion Amendment required by the PennUnion Consent.



                                           PENNCORP FINANCIAL GROUP, INC.


                                           By: /s/ KEITH A. MAIB
                                              ----------------------------------
                                              Name: Keith A. Maib
                                              Title: President and CEO


                                           THE BANK OF NEW YORK, as
                                              Administrative Agent, Collateral
                                              Agent and as a Bank


                                           By: /s/ PETER W. HELT
                                               Name: Peter W. Helt
                                               Title: Vice President



                                           THE CHASE MANHATTAN BANK, as a
                                               Managing Agent and as a Bank


                                           By: /s/ LAWRENCE KARP
                                               Name: Lawrence Karp
                                               Title: Vice President


                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                               as a Managing Agent and as a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           NATIONSBANK, N.A., as a Managing
                                               Agent and as a Bank


                                           By: /s/ WILLIAM E. LIVINGSTONE, IV
                                               Name: William E. Livingstone, IV
                                               Title: Managing Director


                                           FLEET NATIONAL BANK, as a Co-Agent
                                               and as a Bank


                                           By: /s/ DONALD R. NICHOLSON
                                               Name: Donald R. Nicholson
                                               Title: Senior Vice President


                                           MELLON BANK, N.A., as a Co-Agent
                                               and as a Bank


                                           By: /s/ GARY SAUL
                                              ----------------------------------
                                               Name: Gary Saul
                                               Title: Vice President


                                           BANK OF MONTREAL, as a Co-Agent
                                               and as a Bank


                                           By: /s/ THOMAS E. McGRAW
                                               Name: Thomas E. McGraw
                                               Title: Director


                                           CIBC INC., as a Co-Agent and as a
                                               Bank


                                           By: /s/ GERALD GIRARDI
                                               Name:  Gerald Girardi
                                               Title: Executive Director
                                                      CIBC World Markets Corp.,
                                                         As Agent

                                           DRESDNER BANK AG, NEW YORK AND
                                               GRAND CAYMAN BRANCHES, as a
                                               Co-Agent and as a Bank


                                           By: /s/ LLOYD C. STEVENS
                                               Name: Lloyd C. Stevens
                                               Title: Vice President

                                           By: /s/ GEORGE T. FERGUSON, IV
                                               Name: George T. Ferguson, IV
                                               Title: Assistant Vice President


                                           SUNTRUST BANK, CENTRAL FLORIDA
                                               NATIONAL ASSOCIATION


                                           By: /s/ DARRYL J. WEAVER
                                               Name: Darryl J. Weaver
                                               Title: Vice President


                                           BANK ONE, TEXAS N.A.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           FIRST UNION NATIONAL BANK


                                           By: /s/ THOMAS L. STITCHBERRY
                                               Name: Thomas L. Stitchberry
                                               Title: Senior Vice President

                                           BEAR STEARNS & CO., INC.


                                           By: /s/ GREGORY A. HANLEY
                                               Name: Gregory A. Hanley
                                               Title: Senior Managing Director

                                           SG COWEN SECURITIES CORPORATION


                                           By: /s/ MICHAEL J. GELBLAT
                                               Name: Michael J. Gelblat
                                               Title: Director


                                           ING (U.S.) CAPITAL CORPORATION


                                           By: /s/ MARY FORSTNER
                                               Name: Mary Forstner
                                               Title: Senior Associate